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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 April 22, 2003
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                    001-15375                        64-0666512
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


   521 Main Street, Philadelphia, Mississippi                       39350
   (Address of principal executive office)                       (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1  Press Release dated April 22, 2003

Item 9. Regulation FD Disclosure. (Information in this Item 9 is being furnished under both Items 9 and 12)

The following information is being furnished under both "Item 9. Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition" pursuant to interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216:

On April 22, 2003, Citizens Holding Company (the "Company") issued a press release that announced the earnings for the Company for the first quarter 2003. This press release is attached as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CITIZENS HOLDING COMPANY


                                          /s/ Robert T. Smith
                                 BY:_________________________

                                          Robert T. Smith
                                          Treasurer and Chief Financial Officer

DATE:  April 24, 2003

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                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

99.1                                Press Release dated April 22, 2003